EXHIBIT 99.1

Arbutus Announces Conclusion of LNP License Agreement with Alexion

Alexion Decision Driven by Strategic Review of R&D Activities
Collaboration Enabled Further Optimization of LNP for Delivery of mRNA
Arbutus Views LNP as a Potential Source of Significant Non-Dilutive Capital

VANCOUVER, British Columbia and WARMINSTER, Pa., July 27, 2017 (GLOBE NEWSWIRE) -- Arbutus Biopharma Corporation (Nasdaq:ABUS), an industry-leading Hepatitis B Virus (HBV) therapeutic solutions company, today announced that it has received notice of termination from Alexion Pharmaceuticals Holding (Alexion) for the companies’ LNP license agreement, which was signed and announced in March 2017. Alexion’s termination of the LNP license agreement was driven by a strategic review of Alexion’s business and research and development portfolio, which included a decision to discontinue development of mRNA therapeutics.

“While we are disappointed to have our collaboration with Alexion come to an end, we are encouraged by the positive preclinical efficacy data generated and the advances in the platform made in the short time we worked on this project,” said Dr. Mark J Murray, Arbutus’ President and CEO. “The work we did with Alexion provided a great opportunity to refine the LNP formulation process for mRNA-based therapeutics at larger scale. We continue to see a high level of interest in our LNP technology from companies in the mRNA therapeutics and gene editing fields. This collaboration confirms our belief that our high quality LNP is a critical component for successful development of an mRNA-based therapy. We expect to complete additional LNP transactions to generate non-dilutive capital to support our HBV R&D activities.”

“Our decision to end our collaboration with Arbutus was driven by a strategic realignment of our R&D portfolio,” said Jim Loerop, Alexion’s SVP, Global Business Development. “We were pleased with the technology and service we received from Arbutus and we view Arbutus’ LNP as a valuable delivery solution for mRNA therapeutics.”

About Arbutus

Arbutus Biopharma Corporation is a biopharmaceutical company dedicated to discovering, developing and commercializing a cure for patients suffering from chronic HBV infection. Arbutus is headquartered in Vancouver, BC, and has facilities in Warminster, PA. For more information, visit www.arbutusbio.com.

Forward-Looking Statements and Information

This press release contains forward-looking statements within the meaning of the Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and forward looking information within the meaning of Canadian securities laws (collectively, “forward-looking statements”). Forward-looking statements in this press release include statements about developing a cure for chronic hepatitis B virus (HBV) infection; continuing to see a high level of interest in Arbutus’ LNP technology from companies in the mRNA therapeutics and gene editing fields; the belief that Arbutus’ LNP is a critical component for successful development of an mRNA-based therapy; and completing additional LNP transactions to generate non-dilutive capital to support Arbutus’ HBV R&D activities.

With respect to the forward-looking statements contained in this press release, Arbutus has made numerous assumptions regarding, among other things: the continued demand for Arbutus’ assets, including its LNP technology; continued positive preclinical and clinical efficacy data; the ability to find additional LNP transaction partners; and the stability of economic and market conditions. While Arbutus considers these assumptions to be reasonable, these assumptions are inherently subject to significant business, economic, competitive, market and social uncertainties and contingencies.

Additionally, there are known and unknown risk factors which could cause Arbutus' actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements contained herein. Known risk factors include, among others: demand for Arbutus’ assets may lower; Arbutus’ LNP technology may not continue to produce continued positive preclinical and clinical efficacy data; Arbutus may not be able to find additional LNP transaction partners on a timely basis, or at all; economic and market conditions may worsen; and market shifts may require a change in strategic focus.

A more complete discussion of the risks and uncertainties facing Arbutus appears in Arbutus' Annual Report on Form 10-K and Arbutus' continuous disclosure filings, which are available at www.sedar.com and at www.sec.gov. All forward-looking statements herein are qualified in their entirety by this cautionary statement, and Arbutus disclaims any obligation to revise or update any such forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments, except as required by law.

Contact Information

Investors
Adam Cutler
Senior Vice President, Corporate Affairs
Phone: 604-419-3200
Email: acutler@arbutusbio.com

Tiffany Tolmie
Manager, Investor Relations
Phone: 604-419-3200
Email: ttolmie@arbutusbio.com

Media
David Schull
Russo Partners
Phone: 858-717-2310
Email: david.schull@russopartnersllc.com